Exhibit 99.2

Monthly Operating Report
ACCRUAL BASIS

CASE NAME:	Life Partners, Inc.

CASE NUMBER:	15-40289 (Jointly Administered)

JUDGE:	Russell Nelms

UNITED STATES BANKRUPTCY COURT

NORTHERN & EASTERN DISTRICTS OF TEXAS

REGION 6

MONTHLY OPERATING REPORT

MONTH ENDING:	February	2016
	MONTH	YEAR

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT, AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY) IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

/s/ H. Thomas Moran II	Trustee
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY	TITLE

H. Thomas Moran II	3/21/2016
PRINTED NAME OF RESPONSIBLE PARTY	DATE

PREPARER:

/s/ Colette Pieper	CEO
ORIGINAL SIGNATURE OF PREPARER	TITLE

Colette Pieper	3/21/2016
PRINTED NAME OF PREPARER	DATE

Monthly Operating Report

ACCRUAL BASIS-1

CASE NAME:	Life Partners, Inc.

CASE NUMBER:	15-40289 (Jointly Administered)

COMPARATIVE BALANCE SHEET

		SCHEDULE AMOUNT	DECEMBER	JANUARY	FEBRUARY
ASSETS
1.	UNRESTRICTED CASH	$295,821	$293,414	$404,644	$2,506,578
2.	RESTRICTED CASH	$101,555	$7	$0	$0	[3]
3.	TOTAL CASH	$397,376	$293,421	$404,644	$2,506,578
4.	ACCOUNTS RECEIVABLE (NET)	$143,949	$133,532	$133,532	$106,096
5.	INVENTORY
6.	NOTES RECEIVABLE	$8,912
7.	PREPAID EXPENSES	$343,387	$76,002	$73,541	$83,448
8.	OTHER (ATTACH LIST)	$49,475	$54,200	$54,082	$53,963
9.	TOTAL CURRENT ASSETS	$943,098	$557,154	$665,799	$2,750,086
10.	PROPERTY, PLANT & EQUIPMENT		$1,954,154	$1,954,154	$1,954,154
11.	LESS: ACCUMULATED DEPRECIATION/DEPLETION		$(1,852,007)	$(1,858,413)	$(1,864,695)
12.	NET PROPERTY, PLANT & EQUIPMENT	$299,672	$102,147	$95,741	$89,460
13.	DUE FROM INSIDERS	$74,265,951	$0	$0	$0
14.	OTHER ASSETS - NET OF AMORTIZATION (ATTACH LIST)	$662,950	$0	$0	$0
15.	OTHER (ATTACH LIST)	$13,513,629	$14,559,654	$15,032,933	$15,274,763
16.	TOTAL ASSETS	$89,685,300	$15,218,955	$15,794,473	$18,114,308
POSTPETITION LIABILITIES
17.	ACCOUNTS PAYABLE		$602,244	$1,047,432	$690,282	[4]
18.	TAXES PAYABLE		$75,917	$81,389	$84,441 [5]
19.	NOTES PAYABLE		$0	$0	$0
20.	PROFESSIONAL FEES		$45,518	$1,747,752	$3,911,160	4&6
21.	SECURED DEBT		$0	$0	$0
22.	OTHER (ATTACH LIST)		$18,988,889	$19,317,240	$22,574,007
23.	TOTAL POSTPETITION LIABILITIES		$19,712,567	$22,193,812	$27,259,890
PREPETITION LIABILITIES
24.	SECURED DEBT	undetermined	$5,976	$5,976	$4,504	2&5
25.	PRIORITY DEBT	undetermined	$0	$0	$0
26.	UNSECURED DEBT	$9,203,450	$686,588	$686,588	$686,588
27.	OTHER (ATTACH LIST)		$0	$0	$0
28.	TOTAL PREPETITION LIABILITIES	$9,203,450	$692,564	$692,564	$691,092
29.	TOTAL LIABILITIES	$9,203,450	$20,405,131	$22,886,376	$27,950,983
EQUITY
30.	PREPETITION OWNERS' EQUITY		$78,978,770	$78,978,770	$78,978,770
31.	POSTPETITION CUMULATIVE PROFIT OR (LOSS)		$(13,457,560)	$(15,953,744)	$(18,693,604)
32.	DIRECT CHARGES TO EQUITY(ATTACH EXPLANATION)		$(70,707,385)	$(70,116,929)	$(70,121,841)[1]
33.	TOTAL EQUITY		$(5,186,175)	$(7,091,902)	$(9,836,675)
34.	TOTAL LIABILITIES & OWNERS' EQUITY		$15,218,955	$15,794,473	$18,114,308

[1]	This includes the following intercompany amounts shown below. The Schedule Amount related to this is shown under Item 13. Due From Insiders.

Due from Life Partners Holdings, Inc.	$77,485,787.30
Due from LPHI Management Services	$11,719.74
Due to LPI Financial Services, Inc.	$(7,375,665.82)
$70,121,841.22

[2]	Item 24. Secured Debt is accrued property taxes for the prepetition period of Jan. 1, 2015 thru May 19, 2015. This decreased due to the payment of property taxes on Furniture, Fixtures & Equipment.
[3]	Item 2. Remaining balance representing interest income paid out in January leaving $0 balance in account.
[4]	Item 17. Accounts Payable includes $629,972.13 of invoices from bankruptcy professionals that would normally be included in Item 20. Professional Fees.
[5]	Accrued personal property taxes includes 2015 property tax accessed on the airplane which remains unpaid.
[6]	Item 20. Professional Fees reflects expenses accrued in excess of bankruptcy invoices allocated to LPI. Invoices have been allocated to LPI where the expense was accrued on the books of Life Partners Holdings, Inc., therefore, the books of Life Partners Holdings holds the part of the liability for bankruptcy professional fees. US Trustee Fee liability was previously shown as part of Professional Fees and has been moved to Line 22. Other.

Monthly Operating Report

SUPPLEMENT TO

ACCRUAL BASIS-1

CASE NAME:	Life Partners, Inc.

CASE NUMBER:	15-40289 (Jointly Administered)

COMPARATIVE BALANCE SHEET

		SCHEDULE AMOUNT	DECEMBER	JANUARY	FEBRUARY
8. OTHER CURRENT ASSETS
8.	Pardo Family Holdings Trust (Advance to Price L. Johnson, PC)	$25,000	$25,000	$25,000	$25,000
8.	Pardo Family Holdings Trust (Advance to Kyle, Mathis & Lucas, LLP)	$15,505	$15,505	$15,505	$15,505
8.	ESP Communications Duplicate Payment	$7,500	$7,500	$7,500	$7,500
8.	Advance Trust & Life Escrow Services, LTA (Abandonment Premiums)		$5,064	$5,064	$5,064
8.	Employee Advances	$992	$0	$0	$0
8.	Notes Receivable-Employee	$477	$1,130	$1,012	$894
8
8.	TOTAL - OTHER CURRENT ASSETS	$49,475	$54,200	$54,082	$53,963
14. OTHER ASSETS - NET OF AMORTIZATION
14.	Woolly Mammoth & Other Prehistoric Artifacts	$662,950	$-	$-	$-	[1]
14.
14.
14.
14.
14.	TOTAL - OTHER ASSETS (Net of Amort.)	$662,950	$-	$-	$-
15. OTHER ASSETS
15.	TDL, LLC Misappropriation of Foreign Exchange Funds	$257,395
15.	Advance on Premiums paid by PES on behalf of investors	$13,083,062	$14,574,449	$14,968,582	$15,167,711
15.	Advance on Premiums paid by ATLES on behalf of investors	$136,291	$360,250	$427,773	$455,398
15.	Allowance for Bad Debts		$(5,483,317)	$(5,483,317)	$(5,483,317)
15.	Overpayments of Commissions Receivable	$36,881
15.	Deferred Income Tax Benefit		$4,632,419	$4,632,419	$4,632,419
15.	Policy Purchase		$123,591	$123,591	$123,591
15.	Capitalized Premiums on Policies Purchased		$336,704	$348,328	$363,403
15.	Deposits		$15,558	$15,558	$15,558
15.	TOTAL - OTHER ASSETS	$13,513,629	$14,559,654	$15,032,933	$15,274,763

POSTPETITION LIABILITIES
22.	Accrued Payroll		$29,808	$45,239	$47,407
22.	Accrued Vacation		$81,675	$85,635	$88,609
22.	US Trustee Fees		$21,405	$16,530	$18,155	[3]
22.	Phoenix Life Insurance Settlement			$313,835	$313,835	[2]
22.	Loan From Maturities (Dkt 1127)		$13,828,486	$13,828,486	$17,078,485
22.	Deferred Revenue		$5,027,515	$5,027,515	$5,027,515
22	TOTAL - OTHER POSTPETITION LIABILITIES		$18,988,889	$19,317,240	$22,574,007

[1]	Sold pursuant to court order Dkt.1053
[2]	Funds received from class action lawsuit against Phoenix Life Insurance regarding COI increases.
[3]	This was previously shown as part of Line 20. Professional Fee Liability on page 1 of the Monthly Operating Report.

Monthly Operating Report

ACCRUAL BASIS-2

CASE NAME:	Life Partners, Inc.

CASE NUMBER:	15-40289 (Jointly Administered)

INCOME STATEMENT		NOVEMBER	DECEMBER	JANUARY	FEBRUARY
REVENUES
1.	GROSS REVENUES
2.	LESS: RETURNS & DISCOUNTS
3.	NET REVENUE	$0	$0	$0	$0
COST OF GOODS SOLD
4.	MATERIAL	$0	$0	$0	$0
5.	DIRECT LABOR	$0	$0	$0	$0
6.	DIRECT OVERHEAD	$4,278	$15,471	$28,979	$14,064
7.	TOTAL COST OF GOODS SOLD	$4,278	$15,471	$28,979	$14,064
8.	GROSS PROFIT	$(4,278)	$(15,471)	$(28,979)	$(14,064)
OPERATING EXPENSES
9.	OFFICER / INSIDER COMPENSATION	$28,794	$33,223	$28,794	$28,794
10.	SELLING & MARKETING	$0	$0	$0	$0
11.	GENERAL & ADMINISTRATIVE	$254,337	$288,595	$258,192	$250,035
12.	RENT & LEASE	$14,940	$24,148	$19,571	$15,054
13.	OTHER (ATTACH LIST)	$23,846	$41,952	$28,532	$9,630
14.	TOTAL OPERATING EXPENSES	$321,916	$387,919	$335,090	$303,514
15.	INCOME BEFORE NON-OPERATING INCOME & EXPENSE	$(326,195)	$(403,389)	$(364,069)	$(317,578)
OTHER INCOME & EXPENSES
16.	NON-OPERATING INCOME (ATTACH LIST)	$(3,868)	$(3,604)	$(3,909)	$(3,867)[1]
17.	NON-OPERATING EXPENSE (ATTACH LIST)	$0	$0	$0	$0
18.	INTEREST EXPENSE	$0	$0	$0	$0
19.	DEPRECIATION / DEPLETION	$6,361	$6,377	$6,406	$6,281
20.	AMORTIZATION	$0	$0	$0	$0
21.	OTHER (ATTACH LIST)	$0	$(2,000)	$0	$0
22.	NET OTHER INCOME & EXPENSES	$2,493	$774	$2,497	$2,415
REORGANIZATION EXPENSES
23.	PROFESSIONAL FEES	$2,040,295	$1,190,945	$2,098,424	$2,393,698 [2]
24.	U.S. TRUSTEE FEES	$6,500	$7,000	$4,875	$1,625
25.	OTHER (ATTACH LIST)	$19,346	$19,727	$26,318	$24,544
26.	TOTAL REORGANIZATION EXPENSES	$2,066,140	$1,217,673	$2,129,617	$2,419,867
27.	INCOME TAX
28.	NET PROFIT (LOSS)	$(2,394,828)	$(1,621,836)	$(2,496,183)	$(2,739,860)

[1]	See Supplement To Accrual Basis-2.
[2]	Item 23. Prefessional Fees for December includes a $330,000 adjustment to fees previously recorded for Thompson & Knight per Docket 1325.

Monthly Operating Report

SUPPLEMENT TO

ACCRUAL BASIS-2

CASE NAME: Life Partners, Inc.

CASE NUMBER: 15-40289 (Jointly Administered)

INCOME STATEMENT		NOVEMBER	DECEMBER	JANUARY	FEBRUARY
OTHER OPERATING EXPENSES
13.	Other Expense- Premium Expense	$12,910	$11,285	$31,679	$5,461
13.	Other Expense- BK Premiums	$10,936	$15,738	$287	$4,169
13.	Legal & Professional Expense		$14,929	$(3,434)	$-
13.	TOTAL - OTHER OPERATING EXPENSE	$23,846	$41,952	$28,532	$9,630
NON-OPERATING INCOME
16.	Interest Income	$3,868	$3,743	$3,867	$3,867
16.	Loss on Disposal of Fixed Assets		$(143)
16.	Other Income	$-	$4	$42	$-
16.	TOTAL NON-OPERATING INCOME	$3,868	$3,604	$3,909	$3,867
NON-OPERATING EXPENSE
17.		$-	$-	$-	$-
17.
17.
17.
17.	TOTAL NON-OPERATING EXPENSE	$-	$-	$-	$-
OTHER EXPENSE
21.	Franchise Tax	$-	$-	$-	$-
21.	State Income Tax-Other	$-	$(2,000)	$-	$-
21.
21.	TOTAL OTHER EXPENSE	$-	$(2,000)	$-	$-
OTHER REORGANIZATION EXPENSES
25.	Relativity Hosting	$4,261	$8,955	$6,888	$5,600
25.	Trustee Travel Expense	$5,271			$11,264
25.	Barbara Pope Contract Labor	$9,814	$10,772	$19,430	$7,681
25.	TOTAL OTHER REORGANIZATION EXP	$19,346	$19,727	$26,318	$24,544

[1]	This is Life Partners' portion of the settlement reached between Life Assets Trust S.A.and Portigon AG, New York Branch, due to the bank foreclosing on the assets of Life Assets Trust SA. Life Partners owned approximately 19.91% of Life Assets Trust S.A. Compartment A.

Monthly Operating Report

ACCRUAL BASIS-3

CASE NAME:	Life Partners, Inc.

CASE NUMBER:	15-40289 (Jointly Administered)

CASH RECEIPTS AND DISBURSEMENTS		QUARTER ENDED DEC 31, 2015	JANUARY	FEBRUARY	MARCH	QUARTER ENDED MARCH 31, 2016
1.	CASH - BEGINNING OF MONTH		$293,421	$404,644	$2,506,578
RECEIPTS FROM OPERATIONS
2.	CASH SALES	$0				$0
COLLECTION OF ACCOUNTS RECEIVABLE
3.	PREPETITION	$0				$0
4.	POSTPETITION	$364,737	$132,088	$244,447		$376,535
5.	TOTAL OPERATING RECEIPTS	$364,737	$132,088	$244,447	$0	$376,535
NON-OPERATING RECEIPTS
6.	LOANS & ADVANCES (ATTACH LIST)	$13,828,486	$-	$3,250,000		$3,250,000
7.	SALE OF ASSETS	$510,383				$0	[1]
8.	OTHER (ATTACH LIST)	$961,235	$970,215	$3,890		$974,104
9.	TOTAL NON-OPERATING RECEIPTS	$15,300,104	$970,215	$3,253,889	$0	$4,224,104
10.	TOTAL RECEIPTS	$15,664,840	$1,102,302	$3,498,337	$0	$4,600,639
11.	TOTAL CASH AVAILABLE		$1,395,724	$3,902,981	$2,506,578
OPERATING DISBURSEMENTS
12.	NET PAYROLL	$424,865	$119,096	$114,483		$233,579
13.	PAYROLL TAXES PAID	$135,465	$53,671	$48,912		$102,583
14.	SALES, USE & OTHER TAXES PAID	$0		$4,164		$4,164
15.	SECURED / RENTAL / LEASES	$58,293	$19,571	$16,775		$36,347
16.	UTILITIES	$28,983	$11,559	$9,337		$20,896
17.	INSURANCE	$83,038	$1,559	$52,143		$53,702
18.	INVENTORY PURCHASES	$0				$0
19.	VEHICLE EXPENSES	$257	$36			$36
20.	TRAVEL	$5,609	$1,330	$1,067		$2,397
21.	ENTERTAINMENT	$0				$0
22.	REPAIRS & MAINTENANCE	$16,831	$6,067	$3,613		$9,679
23.	SUPPLIES	$12,271	$2,014	$7,443		$9,457
24.	ADVERTISING	$0				$0
25.	OTHER (ATTACH LIST)	$1,999,034	$686,581	$555,428		$1,242,009
26.	TOTAL OPERATING DISBURSEMENTS	$2,764,646	$901,483	$813,366	$0	$1,714,849
REORGANIZATION EXPENSES
27.	PROFESSIONAL FEES	$12,884,028	$63,157	$544,050		$607,207
28.	U.S. TRUSTEE FEES	$9,747	$9,750			$9,750
29.	OTHER (ATTACH LIST)	$56,710	$16,689	$38,987	$0	$55,676
30.	TOTAL REORGANIZATION EXPENSES	$12,950,485	$89,597	$583,037	$0	$672,633
31.	TOTAL DISBURSEMENTS	$15,715,131	$991,079	$1,396,403	$0	$2,387,482
32.	NET CASH FLOW	$(50,291)	$111,223	$2,101,934	$0	$2,213,157
33.	CASH - END OF MONTH		$404,644	$2,506,578	$2,506,578

[1]	Proceeds from sale of Ice Age Collection and replicas of Egyptian Artifacts pursuant to court order.

Monthly Operating Report

SUPPLEMENT TO

ACCRUAL BASIS-3

CASE NAME:	Life Partners, Inc.

CASE NUMBER:	15-40289 (Jointly Administered)

CASH RECEIPTS AND DISBURSEMENTS		QUARTER ENDED DEC 31, 2015	JANUARY	FEBRUARY	MARCH	QUARTER ENDED MARCH 31, 2016

NON-OPERATING RECEIPTS-LOANS AND ADVANCES
6.	Loan From Maturities (Dkt 1127)	$13,828,486		$3,250,000		$3,250,000
6.		$-				$-
6.	Total Loans and Advances	$13,828,486	$-	$3,250,000	$-	$3,250,000

NON-OPERATING RECEIPTS-OTHER
8.	A/R Collections-Abandonment Refunds	$6,198				$-
8.	Flow Thru Premiums & Platform Fees	$10,661				$-
8.	Transfer From LPIFS Checking Acct# 4069	$850,000	$500,000			$500,000
8.	Transfer from LPHI Checking Acct# 3772		$150,000
8.	Interest Income	$11,351	$3,864	$3,865		$7,729
8.	Miscellaneous Income-ATLES TESS Fee		$1,000
8.	Other Inc-dividends on pd out policies	$4	$42			$42
8.	Other Income-Life Assets Trust S.A. Settlement	$77,998				$-
8.	Other Income-Phoenix Life Ins. Settlement		$313,835				[1]
8.	Reimbursements & Refunds-COBRA insurance	$2,881	$977			$977
8.	Reimbursements & Refunds-Employee Advance	$50		$25		$25
8.	Reimbursements & Refunds-Tax	$2,000
8.	Reimbursements & Refunds-Utilities	$35				$-
8.	Reimbursements & Refunds-Postage		$496
8.	Reimbursements & Refunds-Other	$57				$-
8.	Total Other Non-Operating Receipts	$961,235	$970,215	$3,890	$-	$508,773

OTHER OPERATING DISBURSEMENTS
25.	Premiums Advanced	$1,701,989	$625,423	$449,227		$1,074,650
25.	Premiums-LPI Owned positions	$35,911	$1,115	$25,584		$26,698
25.	Bank Fees (Charged & Reversed)	$2,114	$1,310	$566		$1,876
25.	BK Premiums	$32,253	$287	$4,169		$4,456
25.	Courier Services/Postage	$5,706	$973	$1,604		$2,577
25.	Employee Relations	$2,360		$373		$373
25.	Flow Thru Premiums	$14,577				$-
25.	Licenses & Fees	$4,212	$842	$91		$933
25.	Medical Records	$10,479	$2,760	$1,522		$4,282
25.	Medical Review Life Expectancy	$-	$21,400	$19,575		$40,975
25.	Outside Services	$5,522	$4,531	$8,288		$12,818
25.	Payroll Garnishment	$607				$-
25.	Payroll-401K deductions	$34,694	$10,755	$10,247		$21,002
25.	PES Operating Exp	$75,220	$9,624	$21,674		$31,299
25.	Software Licenses & Support	$4,875	$909	$2,650		$3,559
25.	Policy Administration Expense	$57,433	$5,945	$4,171		$10,117
25.	Refund Duplicate Payments	$845				$-
25.	Subscriptions	$2,770	$258	$109		$366
25.	Trust Fees/Cost Reimbursement	$7,416				$-
25.	Equipment Purchased			$5,577
25.	Employee Loan & Advances	$50	$450			$450
25.	Total - Other Operating Disbursements	$1,999,034	$686,581	$555,428	$-	$1,236,432

OTHER REORGANIZATION EXPENSES
29.	Transcription Services	$-				$-
29.	Relativity Hosting	$12,676	$5,917	$8,293		$14,210
29.	Trustee Travel Expense Reimbursement	$15,274		$11,264		$11,264
29.	Barbara Pope Contract Labor	$28,760	$10,772	$19,430		$30,202
29.	Privilege Log Export	$-				$-
29.	Total - Other Reorganization Expenses	$56,710	$16,689	$38,987	$-	$55,676

[1]	Funds received from class action lawsuit against Phoenix Life Insurance regarding COI increases.

Monthly Operating Report

ACCRUAL BASIS-4

CASE NAME:	Life Partners, Inc.

CASE NUMBER:	15-40289 (Jointly Administered)

ACCOUNTS RECEIVABLE AGING		SCHEDULE AMOUNT	DECEMBER	JANUARY	FEBRUARY
1.	0-30	$139,890	$388,960	$485,798	$200,454
2.	31-60	$279,914	$241,896	$424,553	$485,789
3.	61-90	$77,762	$648,665	$206,293	$388,951
4.	91+	$12,721,787	$13,655,179	$14,279,710	$14,547,915
5.	TOTAL ACCOUNTS RECEIVABLE	$13,219,353	$14,934,699	$15,396,354	$15,623,109	[1]
6.	AMOUNT CONSIDERED UNCOLLECTIBLE	$5,163,790	$5,483,317	$5,483,317	$5,483,317	[1]
7.	ACCOUNTS RECEIVABLE (NET)	$8,055,563	$9,451,382	$9,913,037	$10,139,792	[1]

AGING OF POSTPETITION TAXES AND PAYABLES	MONTH:	February 2016

		0-30	31-60	61-90	91+
TAXES PAYABLE		DAYS	DAYS	DAYS	DAYS	TOTAL
1.	FEDERAL	$0				$0
2.	STATE	$0				$0
3.	LOCAL	$10,945	$73,496			$84,441
4.	OTHER (ATTACH LIST)					$0
5.	TOTAL TAXES PAYABLE	$10,945	$73,496	$0	$0	$84,441

6.	ACCOUNTS PAYABLE	$39,756	$42,513	$106,060	$501,952	$690,282

STATUS OF POSTPETITION TAXES	MONTH:	February 2016

		BEGINNING	AMOUNT		ENDING
		TAX	WITHHELD AND/	AMOUNT	TAX
FEDERAL		LIABILITY	0R ACCRUED	PAID	LIABILITY
1.	WITHHOLDING	$0	$19,086	$19,086	$0
2.	FICA-EMPLOYEE	$0	$11,646	$11,646	$0
3.	FICA-EMPLOYER	$0	$11,646	$11,646	$0
4.	UNEMPLOYMENT	$0	$516	$516	$0
5.	INCOME	$0			$0
6.	OTHER (ATTACH LIST)	$0			$0
7.	TOTAL FEDERAL TAXES	$0	$42,895	$42,895	$0
STATE AND LOCAL
8.	WITHHOLDING				$0
9.	SALES				$0
10.	EXCISE				$0
11.	UNEMPLOYMENT	$0	$6,018	$6,018	$0
12.	REAL PROPERTY	$0			$0
13.	PERSONAL PROPERTY	$81,389	$5,473	$2,420	$84,441	[2]
14.	OTHER (ATTACH LIST)	$0			$0
15.	TOTAL STATE & LOCAL	$81,389	$11,490	$8,438	$84,441
16.	TOTAL TAXES	$81,389	$54,385	$51,333	$84,441

[1]	These amounts are reported in detail on SUPPLEMENT TO ACCRUAL BASIS-1 under Item 15. Other Assets.
[2]	The figures shown here do not include $4,504.20 accrued for the prepetition period of Jan. 1, 2015 thru May 19, 2015 and include an adjustment to the calendar year 2015 tax accrual resulting from the taxing authority changing the valuation of the aircraft held on 1/1/15.

Monthly Operating Report

ACCRUAL BASIS-5

CASE NAME:	Life Partners, Inc.

CASE NUMBER:	15-40289 (Jointly Administered)

			MONTH:	February 2016
BANK RECONCILIATIONS
		Account #1	Account #2	Account #3
A. BANK:		Bank of Texas	Bank of Texas
B. ACCOUNT NUMBER:		4080	4091		TOTAL
C. PURPOSE (TYPE):		Checking	Checking
1.	BALANCE PER BANK STATEMENT	$91,170	$2,473,083		$2,564,253
2.	ADD: TOTAL DEPOSITS NOT CREDITED	$15			$15
3.	SUBTRACT: OUTSTANDING CHECKS	$60,440	$0		$60,440
4.	OTHER RECONCILING ITEMS				$0
5.	MONTH END BALANCE PER BOOKS	$30,746	$2,473,083	$0	$2,503,829
6.	NUMBER OF LAST CHECK WRITTEN	1964	1018

INVESTMENT ACCOUNTS

		DATE OF	TYPE OF	PURCHASE	CURRENT
BANK, ACCOUNT NAME & NUMBER		PURCHASE	INSTRUMENT	PRICE	VALUE
7.	TD Bank, Life Partners, Inc. Acct 70-T202-01-2	unknown	MoneyMarket		$0	[2]
8.
9.
10.
11.	TOTAL INVESTMENTS			$0	$0

CASH

12.	CURRENCY ON HAND			$2,749	[1]

13.	TOTAL CASH - END OF MONTH			$2,506,578

[1] Item 12. Currency On Hand includes:		Petty Cash	$1,000
		PayPal	$1,175
		Prepaid Visa	$575

[2]	Remaining balance of $7 paid out in January representing interest income. Account has $0 balance and is closed.

Monthly Operating Report

ACCRUAL BASIS-6

CASE NAME:	Life Partners, Inc.

CASE NUMBER:	15-40289 (Jointly Administered)

MONTH:	February 2016

PAYMENTS TO INSIDERS AND PROFESSIONALS

INSIDERS
		TYPE OF	AMOUNT	TOTAL PAID
NAME		PAYMENT	PAID	TO DATE
1.	Mark Embry	Salaries/Expense Reimbursement	$13,754	$123,264
2.	Advance Trust & Life Escrow Svcs	Premium Remittance/Cost Reimb	$28,153	$458,012
3.	Life Partners Holdings, Inc.	Rent & Return deposit in error		$113,565
4.	LPI Financial Services, Inc.	Forward Platform Fees		$2,037
5.	Purchase Escrow Services, LLC	Premium Remittance/Cost Reimb	$467,895	$3,823,041
6.	Colette Pieper	Salaries/Expense Reimbursement	$13,962	$129,560
7.	Debora J. Carr	Salaries/Expense Reimbursement	$3,750	$34,500
8.	TOTAL PAYMENTS TO INSIDERS		$527,514	$4,683,979

PROFESSIONALS[2]
		DATE OF COURT				TOTAL
		ORDER AUTHORIZING	AMOUNT	AMOUNT	TOTAL PAID	INCURRED
NAME		PAYMENT	APPROVED	PAID	TO DATE	& UNPAID
1.	Asset Servicing Group	12/15/15	$819,974		$819,974	$306,510
2.	Bridgepoint Consulting	12/15/15	$784,462	$111,201	$784,462	$392,160	[4]
3.	Epiq Bankruptcy Solutions	05/22/15	$2,867,313	$331,050	$2,675,023	$217,290
4.	Kim Hinkle, Attorney at Law	12/15/15	$215,404	$15,028	$215,404	$62,295	[4]
5.	MMS Advisors					$217,600	[3]
6.	Munsch, Hardt, Kopf & Harr,P.C.	12/15/15	$1,673,802		$1,673,802	$766,644
7.	Thompson & Knight LLP	12/15/15	$8,304,511		$8,307,945	$4,155,007	[5]
8.	Tom Moran, US Trustee	12/18/15	$11,850		$11,850	$611,486	[6]
9.	Phillips Murrah	12/15/15	$166,426	$14,375	$166,426	$84,643	[4]
10.	Smith, Jackson, Boyer & Brovard, PLLC	12/18/15	$55,199		$55,199	$7,795
11.	Predictive Resources	11/19/15	$164,517	$72,396	$164,517	$169,867	[4]
12.	D3G/Lewis & Ellis	12/03/15	$88,912		$88,912	$157,663
13.	Barbara Pope	12/15/15	$42,477		$42,477	$0	[7]
14.	TOTAL PAYMENTS TO PROFESSIONALS			$544,050	$15,005,992	$7,148,961

POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS

		SCHEDULED	AMOUNTS
		MONTHLY	PAID	TOTAL
		PAYMENTS	DURING	UNPAID
NAME OF CREDITOR		DUE	MONTH	POSTPETITION
1.	Pitney Bowes Global Financial Services, LLC	$5,423	$0	$0	[1]
2.	Pitney Bowes Global Financial Services, LLC	$906	$906	$0	[1]
3.	Johnnies Office Systems, Inc.	$1,055	$1,055	$0
4.	Great America Financial Services	$2,939	$4,659	$0	[8]
5.	PJC Investments, LLC	$10,000	$10,000	$0
6.	TOTAL	$20,323	$16,620	$0

[1]	These lease payments are quarterly, not monthly.
[2]	Professional fees and expenses estimated and accrued prior to May 19th are reflected only on the books of Life Partners Holdings, Inc. Thereafter, professional fees and expenses reflect the estimated aggregate, unallocated fees and expenses for all of the Debtors, and are noted on each of the Debtors MORs.
[3]	MMS Advisors incurred fees and expenses March 13th - May 18th in the estimated amount of $230,000.00 that are not included here since their retention has not been approved for this period of time.
[4]	Amount Paid also includes payments authorized by Fee Procedure Orders dated 8/6/15 and 10/29/15.
[5]	Total Paid To Date for Thompson & Knight includes $3,434 in filing fees paid twice (at the time of filing and when the fee application was paid) which is not duplicated in Amount Approved.
[6]	Total Paid To Date excludes out-of-pocket expense reimbursements on behalf of subsidiary debtors.
[7]	Amounts shown are for Fee Applications only and do not include subsequent employee/contractor payments.
[8]	Includes $1,720.93 of property tax paid on leased equipment.

Monthly Operating Report

ACCRUAL BASIS-7

CASE NAME:	Life Partners, Inc.

CASE NUMBER:	15-40289 (Jointly Administered)

MONTH:	February 2016

QUESTIONNAIRE

		YES	NO
1.	HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?		X
2.	HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?		X
3.	ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR LOANS) DUE FROM RELATED PARTIES?		X
4.	HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES THIS REPORTING PERIOD?		X
5.	HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE DEBTOR FROM ANY PARTY?	X
6.	ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?		X
7.	ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST DUE?		X
8.	ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?		X
9.	ARE ANY OTHER POSTPETITION TAXES PAST DUE?	X
10.	ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS DELINQUENT?		X
11.	HAVE ANY PREPETITION TAXES BEEN PAID DURING THE REPORTING PERIOD?	X
12.	ARE ANY WAGE PAYMENTS PAST DUE?		X

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

Questionnaire Item 5. Loans were recevied from maturities of Life Settlements per Docket 1127 related to financing.
Questionnaire Item 9. 2015 Property Taxes assessed on the airplane have not been paid pending request for the amount to be reduced.
Questionnaire Item 11. Payments were made for 2015 Property Tax of which a portion was shown as prepetition liability on
Monthly Operating Report, Page 1, under Item 24. Secured Debt.

INSURANCE

		YES	NO
1.	ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER NECESSARY INSURANCE COVERAGES IN EFFECT?	X
2.	ARE ALL PREMIUM PAYMENTS PAID CURRENT?	X
3.	PLEASE ITEMIZE POLICIES BELOW.

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

INSTALLMENT PAYMENTS

TYPE OF			PAYMENT AMOUNT
POLICY	CARRIER	PERIOD COVERED	& FREQUENCY
Workers Compensation	Service Lloyds Ins. Co.	06/14/2015- 06/14/2016	$316.00 /month